Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
September, 1998

Scheduled Maturity                                      12/15/99


Coupon                                                   5.8975%


Excess Protection Level
   3 Month Average   5.95%
     September, 1998   5.07%
     August, 1998   6.84%
     July, 1998   5.95%



Cash Yield                                              18.07%


Investor Charge Offs                                     5.11%


Base Rate                                                7.90%


Over 35 Day Delinquency                                  5.57%


Seller's Interest                                       26.56%


Total Payment Rate                                       9.71%


Total Principal Balance                                $3,778,658,611.12


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $1,003,658,611.1